==============================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported) February 28, 2003

     CWABS, INC. (as depositor under the Sale and Servicing Agreement, to be dated as of February 28, 2003, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2003-B).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


         Delaware                    333-101101                95-4596514
----------------------------        ------------               ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)



       4500 Park Granada
     Calabasas, California                                91302
   ------------------------                             ---------
     (Address of Principal                              (Zip Code)
       Executive Offices)


Registrant's telephone number, including area code (818) 225-3240

==============================================================================

ITEM 5.  OTHER EVENTS.
----     ------------

Filing of Form T-1.
------------------

On February 28, 2003, CWABS, INC. (the "Company") is filing a Form T-1 to designate Bank One, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Information and Exhibits.
------------------------

(a) Financial Statements of businesses acquired.

    Not applicable.

(b) Pro Forma financial information.

    Not applicable.

(c) Exhibit No.              Description
    ----------               -----------

        25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of Household Finance Corporation, filed on March 24, 2000 (File No. 333-33240)).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWABS, INC.




                                    By: /s/ Celia Coulter
                                        --------------------------
                                        Celia Coulter
                                        Vice President


Dated: April 17, 2003

EXHIBIT INDEX
-------------

Exhibit          Description                                           Page
-------          -----------                                           ----

25               Form T-1 Statement of Eligibility under the             5
                 Trust Indenture Act of 1939, as amended.
                 (Certain exhibits to Form T-1 are
                 incorporated by reference to Exhibit 25.1 of Registration Statement on Form S-3 of
                 Household Finance Corporation, filed on
                 March 24, 2000 (File No. 333-33240)).

                                  EXHIBIT 25

                                                                    Exhibit 25



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM T-1
                                   --------

                           STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X
                                                           ---

                              ------------------

                        BANK ONE, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

    A National Banking Association                        36-0899825
                                                       (I.R.S. employer
                                                     identification number)

1 Bank One Plaza, Chicago, Illinois                         60670-0120
      (Address of principal executive offices)              (Zip Code)

                        Bank One, National Association
                       1 Bank One Plaza, Suite IL1-0120
                         Chicago, Illinois 60670-0120
                    Attn: Steven M. Wagner, (312) 732-3163
           (Name, address and telephone number of agent for service)



                              ------------------
                              CWABS MASTER TRUST
              (Exact name of obligor as specified in its charter)


            Delaware                                         Applied For
 (State or other jurisdiction of                           (I.R.S. employer
 incorporation or organization)                         identification number)

c/o Wilmington Trust Company
Rodney Square North
Wilmington, Delaware                                          19890-0001
(Address of principal executive offices)                      (Zip Code)



         Revolving Home Equity Loan Asset Backed Notes, Series 2003-B
                        (Title of Indenture Securities)

Item 1. General Information. Furnish the following information as to the trustee:

         (a)      Name and address of each examining or
         supervising authority to which it is subject.

         Comptroller of Currency, Washington, D.C.;
         Federal Deposit Insurance Corporation,
         Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

         (b)      Whether it is authorized to exercise
         corporate trust powers.

         The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations With the Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

         No such affiliation exists with the trustee.

Item 16. List of exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the articles of association of the trustee now in effect.*

         2. A copy of the certificates of authority of the trustee to commence business.*

         3. A copy of the authorization of the trustee to exercise corporate trust powers.*

         4.  A copy of the existing by-laws of the trustee.*

         5.  Not Applicable.

         6. The consent of the trustee required by Section 321(b) of the Act.

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.  Not Applicable.

         9.  Not Applicable.

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 28th day of February, 2003.


                 Bank One, National Association,
                 Trustee

                 By /s/ Steven M. Wagner
                    Steven M. Wagner
                    First Vice President



* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Household Finance Corporation filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-33240).

                                   EXHIBIT 6



                      THE CONSENT OF THE TRUSTEE REQUIRED
                         BY SECTION 321(b) OF THE ACT


                                                    February 28, 2003


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between CWABS Master Trust, and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                    Very truly yours,

                                    Bank One, National Association



                               By:  /s/ Steven M. Wagner
                                    Steven M. Wagner
                                    First Vice President

                                   EXHIBIT 7




Legal Title of Bank:                Bank One, NA                       Call Date: 12/31/02
Address:                            1 Bank One Plaza                   Cert #:  03618                    Page RC-1
City, State  Zip:                   Chicago, IL 60670


Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.




Schedule RC--Balance Sheet


                                                                                           Dollar Amounts in thousands    C300
                                                                                           RCON     BIL   MIL  THOU       ----
                                                                                           ----     ---------------



ASSETS
1.  Cash and balances due from depository institutions (from Schedule RC-A):                RCON
    a. Noninterest-bearing balances and currency and coin(1)...................             0081          15,002,000       1.a
    b. Interest-bearing balances(2)............................................             0071           1,498,000       1.b
2.  Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)...............             1754               0           2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)............             1773          47,652,000       2.b
3.  Federal funds sold and securities purchased under agreements to resell
    a. Federal funds sold in domestic offices..................................             B987          10,827,000
    b. Securities Purchased under agreements to resell.........................             B989           8,674,000       3.
4.  Loans and lease financing receivables: (from Schedule RC-C):                            RCON
    a. Loans and leases held for sale..........................................             5369           3,633,000       4.a
    b. Loans and leases, net of unearned income................................             B528         117,893,000       4.b
    c. LESS: Allowance for loan and lease losses...............................             3123           3,525,000       4.c
    d. Loans and leases, net of unearned income and allowance
       (item 4.b minus 4.c)....................................................             B529         114,388,000       4.d
5.  Trading assets (from Schedule RC-D)........................................             3545           5,334,000       5.
6.  Premises and fixed assets (including capitalized leases)...................             2145           1,244,000       6.
7.  Other real estate owned (from Schedule RC-M)...............................             2150              71,000       7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M).............................................             2130             119,000       8.
9.  Customers' liability to this bank on acceptances outstanding...............             2155             222,000       9.
10. Intangible assets..........................................................
    a. Goodwill................................................................             3163             601,000       10.a
    b. Other intangible assets (from Schedule RC-M)............................             0426              58,000       10.b
11. Other assets (from Schedule RC-F)..........................................             2160           8,234,000       11.
12. Total assets (sum of items 1 through 11)...................................             2170         217,537,000       12.

---------------

(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.




Legal Title of Bank:                Bank One, NA                       Call Date: 12/31/02
Address:                            1 Bank One Plaza                   Cert #:  03618                    Page RC-2
City, State  Zip:                   Chicago, IL 60670





Schedule RC-Continued
                                                                                                   Dollar Amounts in
                                                                                                        Thousands
                                                                                                   -----------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                                RCON
       from Schedule RC-E) ....................................................             2200         123,677,000       13.a
       (1) Noninterest-bearing(1)..............................................             6631          45,856,000       13.a1
       (2) Interest-bearing....................................................             6636          77,821,000       13.a2
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                        RCFN
       (from Schedule RC-E, part II)...........................................             2200          23,973,000       13.b
       (1) Noninterest-bearing.................................................             6631             442,000       13.b.1
       (2) Interest-bearing....................................................             6636          23,534,000       13.b.2
14. Federal funds purchased and securities sold under agreements
    to repurchase                                                                           RCFN
    a. Federal funds purchased in domestic offices (2).........................             B993           5,797,000       14.a
    b. Securities sold under agreements to repurchase (3)......................             RCFD
                                                                                            B995           4,289,000       14.b
15. Trading Liabilities(from Schedule RC-D)....................................             3548           4,092,000       15.
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M).................             3190          26,505,000       16.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding...................             2920             222,000       18.
19. Subordinated notes and debentures (2)......................................             3200           5,037,000       19.
20. Other liabilities (from Schedule RC-G).....................................             2930           6,295,000       20.
21. Total liabilities (sum of items 13 through 20).............................             2948         199,820,000       21.
22. Minority interest in consolidated subsidiaries.............................             3000             106,000       22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus..............................             3838                   0       23.
24. Common stock...............................................................             3230             201,000       24.
25. Surplus (exclude all surplus related to preferred stock)...................             3839           9,173,000       25.
26. a. Retained earnings.......................................................             3632           8,069,000       26.a
    b. Accumulated other comprehensive income (3)..............................             B530              98,000       26.b
27. Other equity capital components (4)........................................             A130                   0       27.
28. Total equity capital (sum of items 23 through 27)..........................             3210          17,541,000       28.
29. Total liabilities, minority interest, and equity
    capital (sum of items 21, 22, and 28)......................................             3300         217,537,000       29.




Memorandum
To be reported only with the March Report of Condition

                                                                           -----------  ------------
1.  Indicate in the box at the right the number of the statement              RCON         Number       Number
    below that best describes the most comprehensive level of              -----------  ------------    M.I.
    auditing work performed for the bank by independent external              6724           N/A
    auditors as of any date during 2001...........................

1 = Independent audit of the bank conducted in accordance                  5 =  Directors' examination of the bank performed
    with generally accepted auditing standards by a certified                   by other external auditors (may be required by
    public accounting firm which submits a report on the bank                   state chartering authority)
2 = Independent audit of the bank's parent holding company                 6 =  Review of the bank's financial statements by
    conducted in accordance with generally accepted auditing                    external auditors
    standards by a certified public accounting firm which                  7 =  Compilation of the bank's financial statements by
    submits a report on the consolidated holding company                        external auditors
    (but not on the bank separately)                                       8 =  Other audit procedures (excluding tax
3 = Attestation on bank management's asseertion on the                          preparation work)
    effectiveness of internal control over financial reporting by          9 =  No external audit work
    a certified public accounting firm.
4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)


----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule
    RC, item 16, "other borrowed money."
(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4) Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.
(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.